Exhibit 99.2 Fourth Quarter 2021 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) March 15, 2022 The properties above are not representative of all transactions.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt/Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) Secured Term Loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. Total leverage ratio is a non-GAAP measure, which the Company defines as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) Secured Term Loan, net, (e) non-consolidated senior interests sold, (f) non- consolidated senior interests held by third parties, and (g) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash equity compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Net Distributable Earnings is Distributable Earnings less incentive fees due to the Company’s Manager. Distributable Earnings is substantially the same as Core Earnings, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt/Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt/Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings and Net Distributable Earnings provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings and Net Distributable Earnings measures help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Net Distributable Earnings do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Net Distributable Earnings may not be comparable to the Distributable Earnings and Net Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Net Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Net Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Net Distributable Earnings is useful to investors. Accordingly, the Company believes providing Net Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 1

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV’s stated herein represent CMTG’s total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to CMTG’s loan, divided by the Company’s estimate of either (i) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third party appraisal) or (ii) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the Covid-19 pandemic on asset values or project costs. However, it should be noted that certain LTV/LTCs have been updated in the case of (i) partial loan paydowns and/or releases of underlying collateral, (ii) material identified changes to expected project costs, (iii) the receipt of a new appraisal (typically in connection with financing or refinancing activity), (iv) certain loan modifications or (v) other facts or circumstances that warrant a change in the reported loan-to-value or loan-to-cost as we deem appropriate. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: • expected investments by CMTG or any other parties; • CMTG’s business and investment strategy; • CMTG’s projected operating results; • the timing of cash flows from CMTG’s investments; • the state of the U.S. economy generally or in specific geographic regions; • actions and initiatives of the U.S. government and changes to U.S. government policies; • CMTG’s ability to obtain financing arrangements; • CMTG’s expected leverage; • general volatility of the markets in which CMTG may invest; • the return or impact of current and future investments; • changes in interest rates; • rates of default or decreased recovery rates on CMTG’s target assets; • changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); • CMTG’s ability to maintain its qualification as a REIT; • availability of investment opportunities in mortgage-related and real estate-related investments and securities; • the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; • availability of qualified personnel; • estimates relating to CMTG’s ability to make distributions to its stockholders in the future; • projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; • continuing impact of COVID-19; • CMTG’s understanding of its competition; and • market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 2

Fourth Quarter 2021 Highlights Scaled Loan Portfolio Robust Balance Sheet Portfolio Performance 1.7x $6.6 billion 5.7% 2 Net Debt/Equity Ratio Loan Investment Weighted Average 1 4 Portfolio All-In Yield $377 million Cash and 3 Available Liquidity $0.30 $1.8 billion Net Distributable Earnings 5 4Q-2021 Originations $2.6 billion 6 per Share Stockholders’ Equity As of December 31, 2021. 1. Represents unpaid principal balance of the loan investment portfolio as of December 31, 2021. Excludes REO investment. 2. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. 3. Cash and Available Liquidity is calculated as cash and cash equivalents plus loan principal repayments held by loan servicers at December 31, 2021, less subsequent repayments of secured financings. 4. All-in yield represents the weighted average annualized yield to initial maturity of each loan within our loan portfolio, inclusive of coupon, origination fees, exit fees, and extension fees received, based on the applicable floating benchmark rate (if applicable), including LIBOR floors (if applicable), as of December 31, 2021. 5. Represents total loan commitments. 6. Refer to page 23 for a reconciliation of Net Distributable Earnings to GAAP Net Income attributable to its common stock. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 3

Fourth Quarter 2021 Highlights (cont'd)

CMTG CLAROS MORTGAGE TRUST

Financial

- GAAP net income of $17.0 million, or $0.12 per share, and Net Distributable Earnings of $40.9 million, or $0.30 per share[1]
- Paid a cash dividend of $0.37 per common share for the fourth quarter of 2021
- Subsequent to quarter-end, declared a cash dividend of $0.37 per common share for the first quarter of 2022

Originations

- Originated $1.8 billion of total commitments across 12 investments, of which $1.5 billion was funded at closing
- Multi-family investments represented 80% of new commitments
- Subsequent to quarter-end, originated $1.2 billion of total loan commitments[2]

Investment Portfolio[3]

- $6.6 billion primarily senior loan portfolio, of which 97% is floating-rate
  - Multi-family exposure increased quarter-over-quarter from 17% to 30%
  - Senior loans represented 96% of the portfolio compared to 93% at September 30, 2021
  - Weighted average risk rating remained relatively unchanged quarter-over-quarter from 3.0 to 3.1
  - Weighted average LTV of 67.6% compared to 66.1% at September 30, 2021[4]
- Fundings made on existing loan portfolio totaled $209.5 million
- $1.5 billion in loan repayments during the quarter
- Portion of loan portfolio on non-accrual declined to 4.1%[5]
- Continued improvement in performance of NYC REO investment ($0.01 contribution to Net Distributable Earnings per share during the fourth quarter of 2021)

1. Refer to page 23 for a reconciliation of Net Distributable Earnings to GAAP Net Income attributable to its common stock.
2. As of March 13, 2022.
3. Based on unpaid principal balance of the loan portfolio as of December 31, 2021. Excludes REO investment unless otherwise noted.
4. LTV represents underwritten "loan-to-value" or "loan-to-cost." Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information.
5. Excludes investments which were on non-accrual, but were current on debt service.

CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 4

Fourth Quarter 2021 Highlights (cont’d) Liquidity and Capitalization l Ended quarter with $377.3 million of available liquidity, comprised of $310.2 million of cash on hand and $67.1 million of proceeds held by servicer l Executed initial public offering of 5.5 million shares for net proceeds of approximately $91.4 million, after deducting underwriting discounts and expenses l Entered into a refinancing of our Secured Term Loan which reduced the interest rate to the greater of (i) SOFR plus 0.10% and (ii) 0.50%, 1 plus 4.50%, saving approximately $7.6 million ($0.05 per share) in annual cash interest expense l Warehouse facility capacity totaled $4.3 billion at year-end, and was subsequently increased in 2022 by an aggregate of $700.0 million with two counterparties l Unencumbered loan assets totaled $640.6 million l Net debt/equity ratio and total leverage ratio remain consistent and at the low end of our targeted leverage range of 2.0x to 3.0x equity 2 ― Net debt/equity ratio of 1.7x as of December 31, 2021, compared to 1.8x as of September 30, 2021 3 ― Total leverage ratio was unchanged at 2.1x at December 31, 2021, compared to September 30, 2021 1. Based on SOFR rate of 0.05% at December 31, 2021. 2. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. 3. Total Leverage Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, (e) debt related to real estate owned, net, and (f) non-consolidated senior interests, less cash and cash equivalents to (ii) total equity. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 5

Financial Overview 1 l 4Q-2021 GAAP net income of $17.0 million, or $0.12 per share, and Net Distributable Earnings of $40.9 million, or $0.30 per share l Paid 4Q-2021 common dividend of $51.7 million, or $0.37 per share Key Financial Metrics 4Q-2021 GAAP Net Income ($MM) $17.0 Per Share $0.12 1 Net Distributable Earnings ($MM) $40.9 Per Share $0.30 Dividend ($MM) $51.7 Per Share $0.37 Book Value ($MM) $2,566.6 Per Share $18.35 2 Adjusted Book Value per Share $18.88 3 Net Debt/Equity Ratio 1.7x 4 Total Leverage Ratio 2.1x 1. Refer to page 23 for a reconciliation of Net Distributable Earnings to GAAP Net Income attributable to its common stock. 2. Refer to page 7 for book value bridge. 3. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. 4. Total Leverage Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, (e) debt related to real estate owned, net, and (f) non-consolidated senior interests, less cash and cash equivalents to (ii) total equity. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 6

Book Value per Share Roll-Forward Book Value per Share $19.26 $18.88 Adjusted BV Adjusted BV per Share per Share $20.00 $0.04 $19.60 Depreciation $0.05 $19.20 $0.44 Depreciation $0.12 General CECL $18.80 $0.37 $0.48 $0.18 General CECL $18.40 $18.00 $17.60 $18.78 $17.20 $18.35 $16.80 $16.40 $16.00 Book Value at GAAP Net Income Cash Dividend Impact of IPO Book Value at 9/30/2021 12/31/2021 CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 7

Fourth Quarter 2021 Originations Overview

CMTG CLAROS MORTGAGE TRUST

Highlights[1]

- Originated $1.8 billion of total commitments across 12 investments, of which $1.5 billion was funded at closing
  - Multi-family investments represented 80% of new originations
  - 93% of new originations were senior loans
  - 93% of new originations were floating-rate
  - Weighted average all-in yield of 4.1%
  - Weighted average LTV of 73.5%[2]

Investment Details

- $405.0 million whole loan to refinance a 249-unit trophy multi-family building in Santa Monica, CA
- $258.0 million whole loan to refinance a 455-unit multi-family building in Rosslyn, VA
- $184.5 million whole loan to refinance a 331-unit multi-family building in Rosslyn, VA
- $147.5 million whole loan to refinance two multi-family properties totaling 576-units in Philadelphia, PA
- $141.8 million whole loan for the development of a mixed-use building in Bay Harbor Island, FL
- $130.0 million whole loan to refinance a 576-unit multi-family building in Falls Church, VA
- $125.0 million subordinate loan to refinance a 2.3 million square foot office building in Chicago, IL
- $103.0 million whole loan for the acquisition of a 313-unit multi-family building in Nashville, TN
- $92.5 million whole loan to refinance 65 unsold units in a newly-delivered condominium building in Rosslyn, VA
- $77.1 million whole loan for the development of a 296-unit multi-family building in Miami, FL
- $76.4 million whole loan for the acquisition of a 650-unit multi-family property in Dallas, TX
- $60.3 million whole loan to finance the development of a 334-unit multi-family building in Las Vegas, NV

1. Based on total commitments.
2. LTV represents underwritten "loan-to-value" or "loan-to-cost." Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information.

CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 8

Loan Portfolio Overview 3 Collateral Diversification Dec. 31, Sep. 30, 1 Key Portfolio Metrics 2021 2021 3% 3% 100% Other 10% 10% 11% 11% 80% Land Unpaid Principal Balance $6.6Bn $6.4Bn 11% 20% For Sale Condo 60% 17% Mixed-Use 20% Total Loan Commitments $7.7Bn $7.5Bn 40% 18% Office 20% Hospitality 20% 30% Number of Investments 60 58 17% Multifamily 0% 31-Dec-21 30-Sep-21 2 LTV 67.6% 66.1% 3 Geographic Diversification Average Commitment Size $128.2MM $129.0MM 100% 20% 22% 80% Other 8% 8% Weighted Average All-In Yield 5.7% 6.4% 16% 13% GA 60% 16% VA / DC 18% 40% 3 Floating Rate Investments 97% 98% CA NY 41% 20% 38% 3 Senior Loans 96% 93% 0% 31-Dec-21 30-Sep-21 1. Exclude REO investment. 2. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. 3. Based on unpaid principal balance of the investment portfolio. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 9

Loan Portfolio Overview (cont’d) $ amounts in millions Region Exposure by Unpaid Principal Balance (UPB) and as a % of Total UPB Number of % of Mid Collateral Type UPB Northeast West Southeast Midwest Southwest Other Investments Total UPB Atlantic Multi-family 14 $2,001 30% $390 / 6% $830 / 13% $494 / 8% $111 / 2% $114 / 2% $62 / 1% - Hospitality 8 $1,183 18% $543 / 8% $149 / 2% $179 / 3% $191 / 3% - $121 / 2% - Office 12 $1,119 17% $413 / 6% - $206 / 3% $263 / 4% $150 / 2% $88 / 1% - Mixed-Use 6 $737 11% $564 / 9% $153 / 2% - $20 / 0% - - - For Sale Condo 6 $714 11% $199 / 3% $93 / 2% $290 / 4% $132 / 2% - - - Land 8 $630 10% $587 / 9% $17 / 0% - $26 / 0% - - - Other 6 $219 3% $39 / 1% - - $107 / 2% $47 / 1% - $27 / 0% $2,735 / $1,241 / $1,168 / $850 / $311 / $271 / $27 / Total 60 $6,603 100% 41% 19% 18% 13% 5% 4% 0% Totals may not foot due to rounding. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 10

4Q-2021 Net Loan Fundings 4Q-2021 Net Loan Fundings $ amounts in millions $8,500 Add-On Funding $210 $8,000 $7,500 $1,542 $1,489 $7,000 $6,500 New Loans $6,000 $5,500 $5,000 $157 $6,603 $6,447 Net Change in UPB $4,500 $4,000 $3,500 $3,000 1 Unpaid Principal Balance Fundings Repayments Unpaid Principal Balance at 9/30/2021 at 12/31/2021 1. Includes a $48.6 million loan sale and a $1.8 million loan charge-off. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 11

Loan Maturity Schedule 1 Fully Extended Maturities by Unpaid Principal Balance $ amounts in millions $3,000 $2,700 $2,400 $2,144.1 $2,100 $1,800 $1,500 $1,193.6 $1,200 $1,012.3 $868.7 $900 $778.8 $605.3 $600 $300 $0 2 2022 2023 2024 2025 2026 2027 1. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. 2. Includes loans in maturity default as of December 31, 2021. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 12

Conservative and Diversified Funding Strategy l Total financing capacity of $5.6 billion with $846.7 million of undrawn capacity l Unencumbered loan assets totaled $640.6 million as of December 31, 2021 l Subsequent to quarter-end, increased warehouse facility capacity by an aggregate of $700.0 million with two counterparties Summary of Outstanding Financing 1 $ amounts in millions Capacity UPB at December 31, 2021 Weighted Average Coupon Warehouse Facilities $4,065 $3,275 L+2.00% Warehouse Sidecar $271 $215 L+4.50% Asset Specific Financing $216 $216 L+3.80% Secured Term Loan $763 $763 S+4.50% Debt Related to REO $290 $290 L+2.78% Total At 4Q-2021 $5,605 $4,759 S/L+2.65% 1. Weighted average coupons exclude LIBOR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 13

Conservative and Diversified Funding Strategy (cont’d) 3 1,2 Financing Sources Leverage Ratios 3.0x 6.1% 2.8x 4.6% Target range 2.6x 2.0x – 3.0x 2.4x 2.2x 2.1x 2.1x 2.2x 2.0x 2.0x 1.8x 16.0% 1.7x 1.7x 1.8x 1.5x 1.6x 1.4x 1.2x 1.0x 73.3% 0.8x 0.6x 0.4x 0.2x 0.0x 1Q-2021 2Q-2021 3Q-2021 4Q-2021 Warehouse Facilities Term Loan B Net Debt/Equity Ratio Total Leverage Ratio Asset-Specific Financing Debt Related to REO 1. Total Leverage Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, (e) debt related to real estate owned, net, (f) non-consolidated senior interests sold, and (g) non-consolidated senior interests held by third parties less cash and cash equivalents to (ii) total equity. 2. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. 3. Calculated based on unpaid principal balance of financing sources as of December 31, 2021. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 14

Capital Structure Overview 1 Capital Structure Composition Conservative Capital Structure ($ amounts in millions) $4.3 billion total warehouse financing capacity across six counterparties with $3.5 billion outstanding at December 31, 2021 Warehouse Facilities $3,490 2 Conservative 1.7x net debt/equity ratio Asset-Specific Financings $216 Debt Related to REO $290 Term Loan B $763 $640.6 million of unencumbered loan assets Equity $2,604 Warehouse facility capacity increased by $700.0 million to $5.0 billion subsequent to quarter-end As of December 31, 2021. 1. Not intended to illustrate order of priority. 2. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 15

Appendix A STRICTLY CONFIDENTIAL The properties above are not representative of all transactions.

Portfolio Overview

CMTG | CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2021 *($ amounts in millions)*

Floating Rate Investments	Loan Commitment[1]	Unpaid Principal Balance	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 1	$390.0	$390.0	Multi-family	NY	Senior	N	3
Investment 2	405.0	359.1	Multi-family	CA	Senior	N	3
Investment 3	330.0	290.1	For Sale Condo	CA	Senior	Y	3
Investment 4	290.0	290.0	Hospitality	NY	Senior	N	4
Investment 5	258.0	258.0	Multi-family	VA	Senior	N	2
Investment 6	210.0	207.5	Mixed-Use	NY	Senior	N	4
Investment 7	193.1	193.1	Hospitality	NY	Senior	N	3
Investment 8	192.6	192.6	Land	NY	Senior	N	3
Investment 9	225.0	191.1	Hospitality	GA	Senior	N	3
Investment 10	184.5	184.5	Multi-family	VA	Senior	N	2
Investment 11	200.7	161.6	Mixed-Use	NY	Senior	Y	2
Investment 12	167.5	155.2	Office	NY	Senior	N	3
Investment 13	263.0	152.6	Mixed-Use	D.C.	Senior	Y	3
Investment 14	150.0	150.0	Office	CT	Senior	N	3
Investment 15	148.5	148.5	Hospitality	VA	Senior	N	3
Investment 16	147.5	147.5	Multi-family	PA	Senior	N	3
Investment 17	258.4	140.4	Office	GA	Senior	N	3
Investment 18[2]	144.1	136.6	For Sale Condo	NY	Senior	Y	4
Investment 19	155.0	134.6	Multi-family	CA	Senior	N	3
Investment 20	225.0	132.0	For Sale Condo	FL	Senior	Y	3

1. Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof.
2. Includes a fixed-rate loan with an unpaid principal balance of $33.5 million and a loan commitment of $39.7 million, which shares the same collateral as floating rate loans with an outstanding principal balance of $103.1 million and a loan commitment of $104.1 million at December 31, 2021.

CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT

PAGE 17

Portfolio Overview (cont'd)

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2021 *($ amounts in millions)*

Floating Rate Investments	Loan Commitment[1]	Unpaid Principal Balance	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 21	$130.0	$130.0	Multi-family	VA	Senior	N	3
Investment 22	127.5	121.2	Hospitality	TX	Senior	N	3
Investment 23	120.0	119.4	Mixed-Use	NY	Senior	N	3
Investment 24	116.0	116.0	Land	NY	Senior	N	4
Investment 25	113.5	113.5	Multi-family	IL	Senior	N	3
Investment 26	124.8	111.1	Office	CA	Senior	N	3
Investment 27	166.8	106.9	Other	GA	Senior	Y	3
Investment 28	104.3	104.3	Land	NY	Senior	N	4
Investment 29	103.0	103.0	Multi-family	TN	Senior	N	3
Investment 30	97.5	97.5	Hospitality	CA	Senior	N	3
Investment 31	100.0	94.4	Office	CA	Senior	N	3
Investment 32	92.5	92.5	For Sale Condo	VA	Senior	N	3
Investment 33	87.8	87.8	Office	TX	Senior	N	3
Investment 34	81.4	81.4	Hospitality	CA	Senior	N	4
Investment 35	77.5	77.5	Office	NY	Senior	N	4
Investment 36	75.6	75.6	Land	NY	Subordinate	N	4
Investment 37	75.5	75.5	Mixed-Use	NY	Senior	N	3
Investment 38	74.1	74.1	Multi-family	D.C.	Senior	N	2
Investment 39	84.8	68.5	Office	GA	Senior	N	3
Investment 40	67.0	67.0	Land	NY	Senior	N	4

1. Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof.

CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 18

Portfolio Overview (cont'd)

CMTG | CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2021 *($ amounts in millions)*

Floating Rate Investments	Loan Commitment[1]	Unpaid Principal Balance	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 41	$76.4	$62.4	Multi-family	TX	Senior	N	3
Investment 42	60.0	60.0	Hospitality	NY	Senior	N	3
Investment 43	141.1	54.1	Office	TN	Senior	Y	3
Investment 44	79.6	46.7	Other	MI	Senior	N	3
Investment 45	110.1	37.9	Other	MA	Senior	Y	3
Investment 46	35.7	35.7	Multi-family	PA	Senior	N	1
Investment 47	31.3	31.3	Land	NY	Subordinate	N	3
Investment 48	30.0	30.0	Office	MA	Senior	N	3
Investment 49	26.8	26.8	For Sale Condo	NY	Senior	N	2
Investment 50	30.2	26.2	Land	FL	Subordinate	N	3
Investment 51	25.5	25.5	Office	IL	Senior	N	3
Investment 52	141.8	20.0	Mixed-Use	FL	Senior	Y	3
Investment 53	17.5	17.5	Land	PA	Senior	N	3
Investment 54	77.1	8.3	Multi-family	FL	Senior	Y	3
Investment 55	60.3	0.0	Multi-family	NV	Senior	Y	3
Floating Rate Total / Wtd. Average[2]	$7,500.8	$6,414.3					

1. Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof.
2. Weighted averages are based on unpaid principal balance of the investment portfolio as of December 31, 2021.

CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 19

Portfolio Overview (cont’d) CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2021 ($ amounts in millions) Loan Unpaid Principal Fixed Rate Investments Property Type Location Loan Type Construction Risk Rating 1 Commitment Balance Investment 56 $125.0 $125.0 Office IL Subordinate N 3 36.0 36.0 For Sale Condo NY Senior N 3 Investment 57 15.0 15.0 Other Other Senior N 5 Investment 58 Investment 59 11.5 11.5 Other Other Senior N 5 Investment 60 0.9 0.9 Other NY Subordinate N 2 Fixed Rate Total / $188.5 $188.5 2 Wtd. Average 2 Total / Wtd. Average $7,689.3 $6,602.8 17% 1. Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof. 2. Weighted averages are based on unpaid principal balance of the investment portfolio as of December 31, 2021. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 20

Condensed Consolidated Balance Sheets December 31, 2021 and December 31, 2020 ($ amounts in thousands) December 31, 2021 December 31, 2020 Assets Cash and cash equivalents $ 310,194 $ 427,512 Restricted cash 23,942 3,462 Loans receivable held-for-investment 6,407,305 6,131,825 Less: allowance for loan losses (67,010) (6,000) Loans receivable held-for-investment, net 6,340,295 6,125,825 Interests in loans receivable held-for-investment 161,850 338,270 Real estate owned, net 406,887 - 1 Other assets 212,103 57,474 Total assets $ 7,455,271 $ 6,952,543 Liabilities and Stockholders’ Equity Repurchase agreements $ 3,489,511 $ 2,685,203 Loan participations sold, net 167,744 516,484 Notes payable, net 48,000 303,515 Secured term loan, net 739,762 746,095 Debt related to real estate owned, net 289,806 - Dividends payable—common stock, redeemable common stock and vested restricted stock units 51,741 50,000 2 Other liabilities 64,440 28,860 Total liabilities $ 4,851,004 $ 4,330,157 Non-controlling interest 37,636 35,286 Preferred stock, $1,000 par value - 125 3 Claros Mortgage Trust, Inc. equity 2,566,631 2,586,975 Total equity $ 2,604,267 $ 2,622,386 Source: CMTG financials. 1. Includes other assets, accrued interest receivable, net, deferred financing costs, and loan principal payments held by servicer. 2. Includes accounts payable and accrued expenses, interest payable, other liabilities, dividends payable – unvested restricted stock units, dividends payable – preferred stock, management fee payable – affiliate, and incentive fee payable – affiliate. 3. Includes stockholder’s equity and redeemable common stock at December 31, 2020. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 21

Income Statement For the Three and Twelve Months Ended December 31, 2021 and 2020 Three Months Ended Three Months Ended Twelve Months Ended Twelve Months Ended ($ amounts in thousands, except per share data) December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Revenue Interest and related income $ 100,937 $ 105,154 $ 415,263 $ 445,940 Less: Interest and related expense 45,044 43,151 196,232 172,232 Net interest income 55,893 62,003 219,031 273,708 Revenue from real estate owned 12,364 - 27,984 - Total revenue 68,257 62,003 247,015 273,708 Expenses Management fees – affiliate 9,983 9,849 39,135 38,960 Incentive fees – affiliate - 187 - 7,766 Equity compensation 9,188 (1,684) 8,812 5,670 General and administrative expenses 7,198 4,842 12,591 9,004 Expenses from real estate owned 10,282 - 32,194 - Total expenses 36,651 13,194 92,732 61,400 Realized loss on sale of investments (141) (438) (141) (640) Gain on foreclosure of real estate owned - - 1,430 - Other income - - 5,855 - (Provision for) reversal of current expected credit loss (8,451) (6,000) 8,962 (6,000) Income before income taxes 23,014 $42,371 170,389 205,668 Income tax benefit (expense) (6,025) - - - Net Income $ 16,989 $ 42,371 $ 170,389 $ 205,668 Net income (loss) attributable to non-controlling interests $ (46) $ (854) $ (164) $ 3,259 Net income attributable to preferred stock 4 7 16 31 Net income attributable to common stock and redeemable common stock $ 17,031 $ 43,218 $ 170,537 $ 202,378 Net income per share of common stock and redeemable common stock Basic $ 0.12 $ 0.16 $ 1.27 $ 1.52 Diluted $ 0.12 $ 0.16 $ 1.27 $ 1.52 Weighted-average shares of common stock and redeemable common stock outstanding Basic 137,650,229 133,726,218 134,539,645 132,980,316 Diluted 137,650,229 133,726,218 134,539,645 132,980,316 Source: CMTG financials. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 22

Reconciliation of GAAP Net Income to Net Distributable Earnings For the Three Months Ended December 31, 2021 GAAP Net Net Distributable ($ amounts in thousands) Adjustments Income Earnings Interest income $ 100,937 $ - $ 100,937 Interest expense (45,044) - (45,044) Revenue + expenses from REO 2,082 1,940 4,022 Management fees (9,983) - (9,983) General and administrative expenses (7,198) - (7,198) Charge-offs of current expected credit loss - (1,761) (1,761) Provision for current expected credit loss (8,451) 8,451 - Non-cash equity compensation (9,188) 9,188 - Realized loss on sale of investment (141) - (141) Income tax (expense) benefit (6,025) 6,060 35 Net loss attributable to non-controlling interest and preferred stock 42 - 42 Total $ 17,031 $ 23,878 $ 40,909 Please refer to page 1 for definition of Net Distributable Earnings. CLAROS MORTGAGE TRUST, INC. FOURTH QUARTER 2021 EARNINGS SUPPLEMENT PAGE 23